SECURITIES AND EXCHANGE COMMISSION


                        WASHINGTON, D.C.  20549

                                FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15 (d)
                 of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         December 5, 2003
                                                 _____________________________


                      JACKSONVILLE BANCORP, INC.
                      __________________________
                      (Exact Name of Registrant)


          TEXAS                    0 - 28070               75-2632781
______________________________________________________________________________
  (State of Incorporation)   (Commission File No.)          (IRS No)




  COMMERCE AND NECHES STREET       JACKSONVILLE, TEXAS         75766
______________________________________________________________________________
     (Address of Principal Executive Offices)               (Zip Code)



                              (903) 586-9861
         ___________________________________________________
         (Registrant's Telephone Number, Including Area Code)



                              NOT APPLICABLE
      ____________________________________________________________
      (Former Name or Former Address, If Changed Since Last Report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99.1) Press Release, dated December 5, 2003


                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date: 12/05/2003                   By: /s/Jerry Chancellor
      -----------                      ------------------------
                                       Jerry Chancellor
                                       President













                                Exhibit 99.1

                   Press Release, dated December 5, 2003